UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2019

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective April 15, 2019, the board of directors (“Board”) of CPI Aerostructures, Inc. (the “Company”) increased the number of directors on the Board from seven to eight and appointed Ms. Janet K. Cooper to fill the resulting vacancy. Ms. Cooper is deemed to be an independent director under the listing rules of the NYSE American, LLC.

Harvey J. Bazaar, a Class I director and chairman of the audit committee of the Board, notified the Board that he will retire from the board effective as of the Company’s 2019 annual meeting of stockholders. Ms. Cooper will be nominated for election to the Board as a Class I director to replace Mr. Bazaar. Additionally, effective as of the 2019 annual meeting of stockholders, the number of members of the Board will return to seven.

As a non-employee director of the Company, Ms. Cooper will receive an annual fee of $72,222, representing pro-rated annual fees for her service on the Board. Forty percent of Ms. Cooper’s annual compensation will be payable in cash and sixty percent will be payable in common equity of the Company through restricted stock units, which vest in thirds. In addition, the Company will enter into an indemnification agreement with Ms. Cooper, pursuant to which the Company will indemnify and advance expenses to Ms. Cooper to the fullest extent permitted by applicable law. The foregoing description of the indemnification agreement is qualified by reference to the full text of the Company’s form of director indemnification agreement, which is attached as Exhibit 10.29 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

The Company issued a press release announcing Ms. Cooper’s appointment, which is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated April 16, 2019.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2019	CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer

3